UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March17, 2011

CHINA MEDICINE CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	000-51379	51-0539830
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2/F, Guangri Tower
No. 9 Siyounan Road 1st Street
Yuexiu District
Guangzhou, China 510600
(Address of registrant’s principal executive office)

(8620) 8739-1718 and (8620) 8737-8212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 17, 2011, the Board of Directors (the “Board”) of China Medicine Corporation (the “Company”), after consultation with and upon the recommendation of the management of the Company and the Audit Committee (the “Audit Committee”) of the Board, concluded that the Company’s previously issued financial statements contained in the Company’s  Annual Report on Form 10-K for the fiscal years ended December 31, 2008 and 2009, the Quarterly Reports on Form 10-Q for the periods within the fiscal years 2008, 2009 and 2010, related financial press releases and stockholder communications, and the reports of Frazer Frost, LLP (“Frazer Frost”), the Company’s independent registered public accounting firm,  relating to the years ended December 31, 2008 and 2009 (collectively, “the previously issued financial statements”) should no longer be relied upon.

In connection with the preparation of the Company’s financial statements for the year ended December 31, 2010, certain accounting and reporting errors were identified with respect to improper activities by certain employees of Guangzhou LifeTech Pharmaceutical Co., Ltd (“LifeTech”), a wholly-owned subsidiary that the Company acquired on October 26, 2009.  The Company is currently conducting an internal review with respect to these matters.  In the course of such review, it has been observed that similar accounting and reporting errors also took place at Guangzhou Konzern Medicine Co., Ltd., another wholly-owned subsidiary of the Company, in relation to the subsidiary’s financial statements for the fiscal years ended December 31, 2008 and 2009.  The Company currently is not able to and will not be able to quantify the impact of these errors and related accounting adjustments until the completion of its internal review but has concluded that the previously issued financial statements should no longer be relied upon. The Board intends to engage a reputable, international public accounting firm to assist it with the Board’s review of the Company’s financial statements and its internal control over financial reporting.

The Company’s Audit Committee has discussed the matters disclosed in this Item 4.02 with Frazer Frost.

Management is assessing what changes may be necessary in the evaluation of the Company’s internal control over financial reporting and its disclosure controls and procedures and will not reach a final conclusion with respect to these matters until completion of the restatement process.

           As soon as practicable, the Company expects to file amendments to its Annual Report on Form 10-K for the year ended December 31, 2008 and 2009, amendments to its Quarterly Reports on Form 10-Q for the periods within the fiscal years  2008, 2009 and 2010 reflecting the restated financial statements with respect to the previously issued financial statements. Given that the review process is still ongoing, the matters discussed herein are preliminary and subject to change.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This current report on Form 8-K contains forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the Company’s results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including:  statements about the Company’s intention to restate its financial statements and the periods that are expected to be impacted by the restatement of its financial statements; statements regarding its internal control over financial reporting and disclosure controls and procedures; statements regarding retention of an outside accounting firm by its Board of Directors. Such forward-looking statements may contain the words "plan," "expect," "believe," "intend," "estimate," "may," and similar words. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995.  Actual results may differ materially from those projected in such statements due to various important factors, including but not limited to the risk that that the Audit Committee and/or independent registered public accounting firm could reach further and different conclusions concerning matters related to its financial statements. The forward-looking statements made in this Form 8-K speak only as of the date of this report, and the Company does not undertake any obligation to update any such statements except as required under the federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDICINE CORPORATION

By:	/s/ Senshan Yang
Name:	Senshan Yang
Title:	Chief Executive Officer
Date:    March 23, 2011